Exhibit 10.24

                           LOAN AND SECURITY AGREEMENT

This LOAN AND SECURITY AGREEMENT ("Agreement") dated as of this 20th day of December, 2000 by and between VAXGEN, INC., a Delaware corporation having its principal office at #1000 Marina Blvd., Suite #200, Brisbane, California
("Company") and PHILLIP W. BERMAN, an individual and resident of California ("Borrower").

                                    RECITALS

     WHEREAS, the Borrower desires to borrow from the Company the amounts necessary to be withheld for statutory taxes associated with success bonus awarded to Borrower in the form of VaxGen, Inc. stock ("Bonus") by the Company ("Loan Amount"); and

     WHEREAS, the Company has agreed to lend the Loan Amount to the Borrower, subject to and upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

1. Purpose. The purpose of this Agreement is to provide the Loan Amount to Borrower for payment of statutory withholding taxes to be withheld in association with the Bonus paid to Borrower by the Company as itemized in Exhibit A hereto in accordance with the terms and conditions of this Agreement.

2. Promissory Note. In consideration for receipt of the Loan Amount, Borrower shall execute a promissory note to the order of the Company in the form attached hereto as Exhibit B ("Note" or "Promissory Note"). All of the terms and conditions set forth in said Note are incorporated herein by reference and are binding on the parties as though set forth in full herein.

3. Collateral. As security for the Borrowers' full payment and performance under this Agreement and the Note, Borrower hereby grants to Company and acknowledges that Company has a first position security interest in Borrower's VaxGen, Inc. stock (the "Collateral") which shall be awarded to Borrower as a Bonus and which shall be placed in an individual brokerage account in Borrower's name subject to the Account Control Agreement entered into by and between the Company, the Borrower and the Broker dated as of December 20, 2000 in the form attached hereto as Exhibit C ("Account Control Agreement").

4. Conditions Precedent to Disbursement. Company's obligation to lend funds pursuant to this Agreement is contingent upon Company having received



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the following  documents,  each of which shall be in form and content acceptable to Company in its sole discretion:

     (a) The Promissory Note for Borrower attached hereto as Exhibit B.

     (b) The Account Control Agreement for Borrower in the form attached hereto as Exhibit C.

     (c) Such other documents as Company may reasonably require.

5. Interest. The Loan Amounts shall bear interest at a semi-annual rate of six percent (6%).

6. Term. The term of the loan shall be six (6) months from December 20, 2000. Any and all unpaid principal amounts and accrued interest shall be due and payable on or before June 19, 2001 (the "Due Date"). If the loan amounts are not paid in full by the Due Date, Borrower authorizes payment be made to Company by sale of Collateral in accordance with the terms of the Account Control Agreement.

7. Prepayment. Borrower shall have the right to prepay the Loan Amount and any accrued interest at any time before the Due Date. If Borrower elects to sell shares of VaxGen, Inc. stock subject to the Control Agreement before the Due Date, Borrower warrants that such sale shall be in compliance with the VaxGen, Inc. Stock Trading Policy ("Trading Policy") governing stock trading by insiders. Borrower expressly agrees not to instruct the securities intermediary to sell stock in any manner or at any time in violation of the Trading Policy.

8. Extension of Term. Company may, in its sole discretion, extend the Due Date for a period of six (6) additional months.

9. Representations and Warranties. To induce Company to enter into this Agreement, Borrower represents and warrants to Company that:

     (a) Validity. This Agreement, including the Note, the Account Control Agreement, and the grant of a security interest in the Collateral, constitute valid, legal, and binding obligations of the Borrower enforceable in accordance with their terms, and the execution and performance of this Agreement do not and will not contravene any applicable law, order, regulation, contractual restriction or the like of any kind binding on Borrower.

     (b) Rights to Collateral. As of the date the Bonus is awarded by Company to Borrower, the Borrower own the Collateral free of all claims rights or demands of third parties, and has all requisite right and authority to grant Company a first position security interest in such Collateral.


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     (c) Use of Funds.  Borrower will not receive the funds  directly.  Borrower directs and authorizes the Company to use the Loan Amount on the Borrower's behalf solely for the purposes described above.

     (d) Misstatements. No representation or warranty by Borrower contained herein or in any other document furnished by Borrower in connection with the negotiation of this Agreement or pursuant to this Agreement contains any untrue statement of material fact or omits to state a material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made.

10. Savings Provision. The invalidity or unenforceability of any one or more of the provisions of this Agreement for any reason shall not affect any other provisions hereof, and such other provisions shall remain in full force and effect.

11. Survival. The termination of this Agreement for any cause or reason shall not affect the right of Company to recover from Borrower any money due to Company on or before such termination or in consequence thereof, nor shall such termination affect the right of Company to recover any damages for breach of this Agreement. The representations, warranties, and covenants contained herein shall survive any disbursement of the loan proceeds and shall remain in full force and effect until all amounts owed to Company hereunder are paid in full.

12. Assignments. Company in its sole discretion shall have the right to assign its rights hereunder. The costs of such assignment shall be borne by Company and not charged to Borrower. Borrower is not entitled to assign in part or in whole their rights and obligations hereunder without the written consent of Company, and no other person or persons shall have any right of action hereunder.

13. Choice of Law. This Agreement will in all respects be governed by and construed in accordance with the laws of the State of California.

14. Litigation Expenses. In any controversy, claim or dispute arising out of, or relating to, this Agreement or the method and manner of performance thereof or the breach thereof, the prevailing party shall (in addition to any other relief) be entitled to a reasonable sum as litigation expenses. For the purposes of this provision, the term "proceeding" shall include arbitration, administrative, bankruptcy, and judicial proceedings, including appeals therefrom.

15. Incorporation of Other Documents; Entire Agreement. Company and Borrower hereby agree that all terms and conditions contained in the Account Control Agreement and Note are incorporated herein by reference. This Agreement together with the Account Control Agreement and Note constitutes the entire understanding of the parties with respect to the matters contained



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herein.  This  Agreement  together with the Account  Control  Agreement and Note supersede all prior or contemporaneous understandings of the parties. No alterations or modifications of the terms set forth herein shall be binding on any party unless set forth in a document duly executed by or on behalf of such party.

         EXECUTED as of the date set forth above.

PHILLIP W. BERMAN                                VAXGEN, INC.



                                                 By
--------------------------                         -----------------------------
                                                 Its
                                                    ----------------------------


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                                    EXHIBIT A

                             Phillip W. Berman Bonus

Compensation in Stock (Bonus)

# of Shares                                                   75,757
Closing Share Price @ 11/20/00                                 24.25
                                                           1,837,107

Total Compensation (Ordinary Income)

Income Taxes to be
  withheld on above Bonus

Lump Sum Statutory Taxes:
Federal IT @ 28%                                             514,390
CA SIT @ 6%                                                  110,226
FICA/Medicare @ 1.45%                                         26,638

     Subtotal                                                651,255


Loan Amount:                                                 651,255



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                                    EXHIBIT B
                                 PROMISSORY NOTE

$651,255                                                       December 20, 2000
                                                             Seattle, Washington

For value received, the undersigned Borrower hereby promises to pay to VaxGen, Inc., a Delaware corporation, (the "Company") the principal sum of Six Hundred Fifty One Thousand Two Hundred and Fifty Five Dollars ($651,255), together with interest on that amount, upon the covenants, terms and conditions provided in this promissory note (the "Note"). Capitalized terms not otherwise defined herein shall have the same meanings set forth in the Loan Agreement.

1. Interest. The obligations under this Note shall bear interest at the rate of six percent (6%) per annum, compounded semi-annually. Provided, however, that following and during the continuance of any default, the obligations shall bear an interest at a rate of twelve percent (12%) per annum, compounded semi-annually.

2. Due Date. The entire principal balance of this Note, together with all accrued and unpaid interest and other amounts which may become due hereunder shall be due and payable on June 19, 2001 ("Due Date"), provided, however, Company has the option to extend the Due Date for a period of six (6) months (the "Option Period"). Interest on the Note during the Option Period will be at same interest as stated herein.

3. Place of Payment. Payment shall be made to Company at 1000 Marina Blvd., Suite 200, Brisbane, CA 94005, or such other place as Company may specify in writing.

4. Prepayment. Borrower may prepay all or any amount owing on this Note without penalty or discount at any time. All prepayments shall be applied first to accrual and unpaid interest and then to the principal balance owing on this Note.

5. Default.

     5.1 Default. The term "Default" means any of the following events, unless Company has agreed in writing to a deferral or waiver of the obligation:

          e. Borrower, at any time, fails to pay when due any sum due on this Note as herein agreed;

          f. Borrower breaches or fails to perform any other obligation under this Note, the Loan Agreement, or Control Agreement.


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6. Remedy. If Borrower Defaults, Company may accelerate all amounts owing on the
Note and the Note shall become immediately due and payable.

7. Control Agreement. This Note is entitled to the benefits of the attached Control Agreement.

8. Attorneys' Fees. Borrower promises to pay all costs, expenses and attorneys' fees (including costs of discovery and all fees and expenses of experts) incurred by the Company hereof if this Note is referred to an attorney for collection, whether suit is commenced thereon or not, in any proceeding for the collection of the debt, or in any litigation or controversy arising from or connected with this Note in which the Company hereof prevails. If judgement is obtained thereon, such attorneys' fees, costs and expenses shall be in such amount as the court, arbitrator, or mediator shall deem reasonable.

9. Waiver. Borrower hereby waives presentment, protest, demand of payment, dishonor, notice of dishonor, of nonpayment, of acceleration and any and all lack of diligence or delay in collection.


BORROWER:
                                                 -------------------------------
                                                         Phillip W. Berman


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                                    EXHIBIT C

                            ACCOUNT CONTROL AGREEMENT

This ACCOUNT CONTROL AGREEMENT ("Account Control Agreement") is entered into as of this 20th day of December, 2000 by and between VAXGEN, INC., a Delaware corporation having its principal office at 1000 Marina Blvd., Suite #200,
Brisbane, California ("Creditor"), PRUDENTIAL SECURITIES, a _________ corporation, having its principal office at ____________________ ("Broker") and _____________, an individual and resident of _____________________ ("Borrower").

                                   BACKGROUND

Customer has granted Creditor a security interest in a securities account maintained by Broker for Customer (the "Account"). The parties are entering into this agreement ("Agreement") to perfect Creditor's security interest in that Account.

                                    AGREEMENT

1. The Account. Broker represents and warrants to Creditor that:

     (a) A securities account bearing account number [__________] is maintained by Broker for Customer (the "Account").

     (b) Customer has deposited [________] shares of VaxGen, Inc. into said Account.

     (c) Broker does not know of any claim to or interest in the Account, except for claims and interests of the parties referred to in this Agreement.

All property credited to the Account, and all other rights of Customer against Broker arising out of the Account will be treated as financial assets, securities entitlements and/or investment property under Articles 8 and 9 of the California Uniform Commercial Code.

2. Irrevocable Instructions of Customer To Sell Stock. On June 20, 2001, unless notified otherwise by Creditor, Broker shall sell sufficient shares to pay Creditor the outstanding principal and accrued interest owed by the Customer to the Creditor and remit such proceeds to Creditor. Unless notified otherwise by the Creditor the amount of the obligation as of June 20, 2001 is [_________] principal and [_________] interest for a total of [___________]. Interest shall accrue at a semi-annual rate of six percent (6%) commencing December 20, 2000. The Creditor shall promptly notify Broker of any full or partial satisfaction of the Customer's obligations. The Creditor is the only party authorized to revoke these instructions.



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3.  Customer's  Rights in  Account.  Customer  will  retain and shall be able to exercise all other incidents of ownership over the Account that are not inconsistent with the terms and conditions hereof, including, but not limited to, the right to direct the Broker to sell shares of the VaxGen, Inc. stock; provided that all proceeds from such sales are remitted to Creditor until such time as the outstanding balance and accrued interest owed by such Customer has been paid in full.

Broker will not comply with any entitlement order originated by Customer that would require Broker to make a free delivery to Customer or any other person. Customer is expressly prohibited from withdrawing the stock or any funds from the Account until the obligation to Creditor is fully satisfied.

4. Priority of Creditor's security interest. Broker subordinates in favor of Creditor any security interest, lien or right of setoff Broker may have, now or in the future, against the Account or financial assets in the Account.

5. No Third Party Control. Broker represents and warrants that no third party has a right to give an entitlement order regarding financial assets in the Account. Broker will not agree with any third party that Broker will comply with entitlement orders originated by the third party.

6. Statements, Confirmations and Notices of Adverse Claims. Broker will send copies of all statements and confirmations for the Account simultaneously to Customer and Creditor. Broker will use reasonable efforts to promptly notify Creditor and Customer if any other person claims that it has a property interest in a financial asset in the Account and that it is a violation of that person's rights for anyone else to hold, transfer or deal with the financial asset.

7. Broker's Responsibility. Except for permitting a withdrawal, delivery or payment in violation of Section 3, Broker will not be liable to Creditor for complying with entitlement orders from Customer that are received by Broker so long as Broker remits proceeds to Creditor in accordance with the terms of this Agreement.

Broker will not be liable to Customer for complying with entitlement orders originated by Creditor, even if Customer notifies Broker that Creditor is not legally entitled to issue the entitlement order, unless

     (i) Broker takes the action after it is served with an injunction, restraining order or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process, or


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     (ii) Broker acts in collusion with Creditor in violating Customer's rights.

This  Agreement  does not  create  any  obligation  of Broker  except  for those expressly set forth in this Agreement. In particular, Broker need not investigate whether Creditor is entitled under Creditor's agreements with Customer to give an entitlement order. Broker may rely on notices and communications it believes given by the appropriate party.

8. Indemnity. Creditor and Customer will indemnify Broker, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including reasonable attorneys' fees and disbursements), except to the extent the claims, liabilities or expenses are caused by Broker's gross negligence or willful misconduct. Creditor's and Customer's liability under this Section is joint and several.

9. Termination; Survival. Creditor may terminate this Agreement by notice to Broker and Customer. Broker may terminate this Agreement on 30 days' notice to Creditor and Customer. If Creditor notifies Broker that Creditor's security interest in the Account has terminated, this Agreement will immediately terminate. Sections 7, "Broker's Responsibility", and 8, "Indemnity," will survive termination of this Agreement.

10. Governing Law. This Agreement will be governed by the laws of the State of California.

11. Entire Agreement; Amendments. This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

12. Severability. To the extent a provision of this Agreement is unenforceable, this Agreement will be construed as if the unenforceable provision were omitted.

13. Successors and Assigns. A successor to or assignee of Creditor's rights and obligations under the security agreement between Creditor and Customer will succeed to Creditor's rights and obligations under this Agreement.

14. Notices. A notice or other communication to a party under this Agreement will be in writing (except that entitlement orders may be given orally), will be sent to the party's address set forth below, or to such other address as the party may notify the other parties and will be effective on receipt.



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     EXECUTED as of the date set forth above.

VAXGEN, INC.


-------------------------------
By
  -----------------------------
Its
   ----------------------------
1000 Marina Blvd.
Suite #200, Brisbane, California


PRUDENTIAL SECURITIES



-------------------------------
By
  -----------------------------
Its
   ----------------------------
Address:
        -----------------------

CUSTOMER

-------------------------------
By
  -----------------------------
Its
   ----------------------------
Address:
        -----------------------



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